UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

September 8, 2016
Date of Report (Date of earliest event reported)

Canadian Pacific Railway Limited
(Exact name of registrant as specified in its charter)

Canada	001-01342	98-0355078
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7550 Ogden Dale Road S.E., Calgary, Alberta,
Canada, T2C 4X9
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (403) 319-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On September 8, 2016, Canadian Pacific Railway Limited (the “Company”) announced the resignation of Mark Erceg, the Chief Financial Officer of the Company (the “CFO”) and Canadian Pacific Railway Company, effective September 9, 2016.

Appointment of Interim Vice-President and Chief Financial Officer

On September 8, 2016, the Company announced the appointment of Nadeem Velani as interim Vice-President and CFO, effective September 9, 2016.

Mr. Velani, age 44, joined the Company in March 2013 and most recently served as Vice-President Investor Relations. Prior to joining the Company, Mr. Velani spent 15 years at Canadian National Railway Co. where he worked in a variety of positions in Financial Planning, Sales and Marketing and Investor Relations. There is no arrangement or understanding with any person pursuant to which Mr. Velani was appointed as interim Vice-President and CFO. There are no transactions or relationships between the Company and Mr.Velani that are reportable under Item 404(a) of Regulation S-K.

In connection with his appointment as interim Vice-President and CFO, Mr. Velani’s base salary will increase to $375,000. Mr. Velani’s target award level under the Company’s short term incentive plan will increase to 60% of his base salary and his long term incentive opportunity will increase to 115% of his base salary. The value of Mr. Velani’s total compensation package is expected to be $1,031,250 annually.

A copy of the press release announcing the resignation of Mr. Erceg and the appointment of Mr. Velani as interim Vice-President and CFO is attached as Exhibit 99.1 to this current report on Form 8- K.

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated September 8, 2016, announcing the resignation of Mark Erceg as Chief Financial Officer and the appointment of Nadeem Velani as interim Vice-President and Chief Financial Officer

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2016

CANADIAN PACIFIC RAILWAY LIMITED

	By:	/s/ Jeffrey J. Ellis
		Name:	Jeffrey J. Ellis
		Title:	Chief Legal Officer and Corporate Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
Exhibit 99.1	Press Release dated September 8, 2016, announcing the resignation of Mark Erceg as Chief Financial Officer and the appointment of Nadeem Velani as interim Vice-President and Chief Financial Officer